Deposit for investment in a partnership entity	12 Months Ended
Dec. 31, 2025
Deposit For Investment In Partnership Entity
Deposit for investment in a partnership entity

8.

Deposit for investment in a partnership entity

On June 15, 2025, the Company entered into a partnership agreement with APEX Management Limited (“APEX”) for the purpose of establishing a partnership entity who is to engage in the development of a new business in the emerging market of Vietnam. In accordance with the partnership agreement, the Company is required to make contribution of US2,820 (equivalent to RMB19,721) representing 47% equity interest of the partnership entity. As of December 31, 2025, the partnership entity has yet to be incorporated. The contribution sum was transferred from the Company to APEX Management Limited and presented as “Deposit for investment in a partnership entity in the consolidated balance sheet”.